[PHOTO]


THE LATIN AMERICA
INVESTMENT FUND, INC.
------------------------
SEMI-ANNUAL REPORT
JUNE 30, 1997

 CONTENTS

Letter to Shareholders.......................................................................          1

Portfolio Summary............................................................................          8

Schedule of Investments......................................................................         10

Statement of Assets and Liabilities..........................................................         16

Statement of Operations......................................................................         17

Statement of Changes in Net Assets...........................................................         18

Financial Highlights.........................................................................         19

Notes to Financial Statements................................................................         20

Results of Annual Meeting of Shareholders....................................................         25

Description of Dividend Reinvestment and Cash Purchase Plan..................................         26

PICTURED ON THE COVER IS PALENQUE, ONE OF THE MOST BEAUTIFUL MAYAN RUINS. IT IS LOCATED IN PALENQUE NATIONAL PARK IN THE STATE OF CHIAPAS, MEXICO.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS
                                                                 August 11, 1997

DEAR SHAREHOLDER:

I am pleased to report on the activities of The Latin America Investment Fund, Inc. (the "Fund") for the six months ended June 30, 1997.

At June 30, 1997, the Fund's net assets were $181.5 million. The Fund's net asset value ("NAV") was $23.08 per share as compared to $19.07 on December 31, 1996.

PERFORMANCE

For the period January 1, 1997 through June 30, 1997, the Fund's total return, based on NAV was 21.0%. By comparison, the total return of the benchmark Morgan Stanley Capital International Emerging Markets Latin America Free Index ("EMFLA") was 40.8%.

While country allocations proved positive, it is undeniable that stock selection was responsible for the Fund's underperformance versus the benchmark during the period. It is important, however, that this be understood in the context of our emphasis on diversification within the portfolio. Much of the rally in Latin equities has been powered by large-capitalization stocks, whose liquidity means that they are most widely held by investors. This was notably evident in the case of Telecomunicacoes Brasileiras S.A. ("Telebras"), which accounts for about 12% of EMFLA. Although the Fund is heavily weighted in Telebras, prudence and legal diversification requirements prevent us from equally weighting the stock relative to the benchmark.

We also note that the Fund holds about 9% of total assets in fixed income instruments and 5% in private equity securities. Since the returns generated by this 14% of the portfolio were lower than that of EMFLA, this further diversification negatively affected performance as well.

The Fund's results, then, mainly were due both to our inability to fully capture the large-capitalization stocks' disproportionately strong impact and our allocation of a sizable percentage of the portfolio to other asset classes.

From the commencement of investment operations on August 1, 1990 through June 30, 1997, the Fund's total return, based on NAV and assuming the reinvestment of dividends and distributions, was 346.8%, while EMFLA returned 448.2%.

INVESTMENT PERSPECTIVE

Aggregate Latin equities have soared since the end of 1996. EMFLA's gain of 40.8% through June 30, 1997 sharply exceeds the 2.8% return of emerging Asian equities and the 11.4% posted by developed markets. This superior performance is not accidental, in our view. Global liquidity has been drawn to the region because its economic and political fundamentals, arguably, are as positive as at any point in the last decade.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

Fixed income securities of Latin nations have carried their strong performance in 1996 straight through the first half of 1997. In addition to positive country-specific fundamentals, two broader trends have helped. First, Latin bond prices have risen in response to U.S. interest rates. The yield on the bellwether 30-year U.S. Treasury bond has dropped as low as 6.29% in recent weeks, after beginning the year at 7.09%. Such a decline facilitates a climate in which Latin economies can thrive. Second, improving economic conditions are allowing Latin nations to refinance their high-interest Brady debt on attractive new terms. This is a remarkable achievement for a region that was devastated by the Mexican peso crisis only a few brief years ago.

Investor focus in Brazil has shifted from President Cardoso's proposed constitutional amendment allowing presidential re-election back to the economy and the reform process. With the amendment's passage, Congress has restored its full attention to the administrative and other reforms needed to cement the nation's tremendous progress over the last few years.

Cardoso was able to utilize the support built up behind the amendment to engineer several important achievements. Most significant was that he pushed through the long-delayed privatization of mining giant Companhia Vale do Rio Doce ("CVRD") in May. With total proceeds of $3.13 billion, the sale was the largest ever of a Brazilian government-owned company, by far. The great success of the CVRD sale is very positive for investors both because it demonstrates the Cardoso administration's commitment to the REAL Plan for economic stabilization and sets the tone for future large-scale privatizations.

Another important achievement was Cardoso's persuasion of Congress to hold an extraordinary summer session devoted to passing key acts. Prominent among the latter were the initial stages of administrative reform and the landmark General Telecommunications Law.

In Mexico, activity for much of the January through June period revolved around investor perceptions concerning the national elections held in early July. Although voters stripped the historically dominant Institutional Revolutionary Party (PRI) of its parliamentary majority and much of its political power, investor reaction to the elections was very positive. This is because they took place with unprecedented calm and transparency, as President Zedillo had vowed. Such progress is a big plus for democracy and, hence, a competitive marketplace.

Perhaps the biggest news in Chile was that it rained in May after months of the worst drought in over 30 years. The electricity and agricultural sectors, which heavily depend on water, were thus able to return to more normal levels of activity. Macroeconomic conditions are improving, as the central bank has relaxed its tight grip on monetary policy by reducing interest rates several times.

PORTFOLIO STRATEGY

The essential charter of the Fund is to generate attractive returns through a diversified portfolio of equities, fixed income and private securities. Since becoming Chief Investment Officer earlier in the year, I have chosen not to alter this basic philosophy. I have, however, made two key shifts in the asset mix which affected performance in the short-term.

--------------------------------------------------------------------------------
   2

 LETTER TO SHAREHOLDERS

First, I substantially reduced the Fund's Chilean exposure, since that market's poor performance over the last couple of years had negatively impacted returns. This gave the Fund more flexibility to invest in other markets, but also incurred transaction costs that detracted from returns. Second, I raised exposure to Latin debt instruments due to their diversification benefits. With the huge run-up in stock prices throughout the region, I felt that this was a prudent move. The significant decline in Brazilian equities during July underscored my thinking.

I continue to believe that the Fund should make greater use of its debt capability as suggested by market conditions. The charter permits debt exposure of up to 30%, and I intend to make full use of this potential where appropriate.

One other noteworthy change I have made has been to gradually reduce the range of holdings within the Fund, while still maintaining prudent diversification. The Fund typically has been very heavily biased toward smaller, illiquid stocks, and I have begun to alter this bias as conditions permitted. I believe this trend will continue as I position the Fund to achieve more exposure to larger, core holdings, while retaining a meaningful position in less accessible issues. None of these shifts are inconsistent with the Fund's charter, however, and the basic philosophy and strategies will remain in place.

To better illustrate our investment approach and highlight individual stocks in the portfolio, I'd like to take this opportunity to discuss some of the Fund's largest holdings.

COMPANHIA PARANAENSE DE ENERGIA

Companhia Paranaense de Energia ("Copel") is the government-owned electric company in the Brazilian state of Parana. It is Brazil's second-largest integrated electric utility (I.E., its operations include the generation, transmission and distribution of electricity) and fourth-largest electricity generator in terms of installed capacity.

Unlike many other Latin American government-owned companies, Copel's investment appeal does not lie in its eventual privatization. In fact, there are several reasons why privatization is not especially desirable for Parana or Copel. These include Parana's financial condition, which is sufficiently healthy that it does not need the funds to be raised by privatization; Copel benefits Parana most by providing it with a stable income stream; and Copel is able to meet its own financing needs without state support.

Our investment thesis, rather, is that the increasing deregulation of the Brazilian electricity business is an environment in which Copel is well-positioned to succeed:

- Its location in Parana offers singularly favorable business conditions:

     - Gross Domestic Product and electricity consumption are growing far more rapidly than in Brazil as a whole.

     - Relative to many other parts of Brazil, labor costs are substantially lower.

     - Parana is situated in the southeastern corner of Brazil, at the crossroads of the burgeoning Mercado Comun del Sur (MERCOSUR) free-trade zone that includes Brazil, Argentina and Uruguay.

- Copel's customer base is tilted toward residential and commercial users, who are more profitable than industrial users. In 1996, for example, residential and commercial customers accounted for 25.5% of total energy sold but 52.6% of total energy revenues.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

- Copel enjoys significantly lower generating and construction costs than other Brazilian utilities, allowing it much greater flexibility to adjust prices according to competitive conditions.

- In a nation often short on electricity, Copel is one of the few utilities to produce more than required for its own service area. Under current rules, Copel must sell this power to the national power grid at rates far below market prices. Deregulation will allow it to sell the power at market rates, meaning that it will receive an instant boost to revenues and profits.

- By several important measures (E.G., energy lost as a percentage of total generation, sales per employee), Copel is among Brazil's most efficient utilities.

- Copel's debt-to-equity ratio is far lower than the estimated average for international generators. This offers the company plenty of room to raise its financial leverage without impairing its overall financial soundness.

- A recent issue of American Depositary Shares was the largest-ever primary equity offering originating in Latin America and made Copel the first Brazilian electric utility to be listed on the New York Stock Exchange. Visibility among global investors will increase accordingly.

UNIAO DE BANCOS BRASILEIROS S.A.

Since our last report, we have added shares in Uniao de Bancos Brasileiros S.A. ("Unibanco") to the portfolio. Unibanco is Brazil's third-largest private bank in terms of assets and loans and traces its origins back to 1924, when a trading company established by Joao Moreira Salles obtained permission to operate a bank. The institution now known as Unibanco was formed in 1967 with the merger of the Moreira Salles Bank and Banco Agricola Mercantil. The late-1995 acquisition of selected assets and liabilities of the defunct Banco Nacional S.A. doubled the size of Unibanco's branch network and client base.

The Moreira Salles family still controls Unibanco via its majority stake in Unibanco Holdings S.A., which owns 49% of Unibanco. Other large shareholders include Germany's Commerzbank (7.2%) and Japan's Dai-Ichi Kangyo Bank (2.3%). The fact that Unibanco can attract and maintain such long-term investment from major foreign institutions is indicative of its stability and performance over the years.

We like Unibanco because it combines several attractive characteristics:

DIVERSIFICATION - Unibanco's grouping of core businesses is unlike that of any other Brazilian bank and includes retail banking, commercial banking, insurance and investment management. This level of diversification gives Unibanco a much wider potential earnings stream and serves as a defense against economic cyclicality.

INSURANCE AND INVESTMENT MANAGEMENT - Unibanco Seguros, the bank's insurance business, is Brazil's sixth-largest in terms of written premiums. Unibanco Asset Management is the third-largest Brazilian investment manager and a major player among institutional and retail investors alike. Both units are in businesses with tremendous growth potential within Brazil and are Unibanco's fastest-growing operations.

--------------------------------------------------------------------------------
   4

 LETTER TO SHAREHOLDERS

COST-REDUCTION AND EFFICIENCY - Attentiveness to costs and efficiency has long been a hallmark of Unibanco management and is most recently demonstrated by the rapid integration of the Banco Nacional S.A. acquisition. The bank's world-class technology is instrumental in this regard.

CONSERVATIVE LENDING POLICY - The loan portfolio is well-diversified. Most loans are predominantly short-term and made to high-credit corporations, resulting in a low default rate. Relative to other Brazilian banks, asset quality is among the highest and loan non-performance among the lowest.

STRATEGIC REDIRECTION - Unibanco has focused its retail business on high-income individuals for the past decade. With the acquisition of Banco Nacional S.A. and a majority stake in consumer lender Fininvest, however, it has extended its reach to the much larger universe of middle- and lower-income customers, who tend to utilize more services at higher profit margins. This should be of particular benefit to Unibanco's credit card operations, which already are the largest in Brazil.

We add to the above that Unibanco shares are attractively valued at current prices. The company's recent $1 billion issue of Global Depositary Receipts, furthermore, will greatly increase trading liquidity and visibility among investors worldwide. Overall, we consider Unibanco a stock with excellent potential for long-term appreciation.

CREDICORP LIMITED

Credicorp Limited ("Credicorp") is a holding company that is Peru's leading provider of financial services. Its three main business units are Banco de Credito del Peru ("BCP"), the nation's largest commercial bank since the 1920s (82.4% of consolidated 1996 profits); Atlantic Security Holding Corporation ("ASHC"), the top Peru-focused offshore bank and a pioneer in private banking (13%); and El Pacifico-Peruano Suiza ("PPS"), Peru's largest insurance company (4.6%). All three companies had been closely linked for years and were formally brought together in the new Credicorp structure in late 1995.

Credicorp has great investment merit as a relatively low-risk play on the health of the Peruvian economy. Its stock price has declined in recent weeks, though, due to domestic political concerns and volatility resulting from currency problems in several emerging Asian nations. We view both of these as short-lived factors that serve to distract investor attention from Peru's economic resurgence, from which Credicorp should substantially benefit.

The Peruvian banking business is intensely competitive at present, as the positive effects of economic reform have not yet resulted in higher demand for credit. We note in this context, however, that Peru is quite "underbanked" relative to other Latin nations. According to the standard measure of total outstanding credit as a percentage of Gross Domestic Product, for instance, Peru's banking penetration is just 29%. By contrast, penetration is 60% in Chile. This suggests substantial untapped credit demand that should materialize as the economy continues to improve.

There is much to recommend Credicorp on a company-specific level. BCP enjoys a commanding market share (about 26% of gross loans as of April 1997, versus 19% for the nearest competitor), the highest asset quality in the domestic banking sector, Peru's biggest retail branch network and a much lower reliance on interest-based income than most other major Peruvian banks. Management is regarded as among the best in Latin America and technology is state-of-the-art. The company's emphasis on reducing costs will substantially enhance its future earnings capability.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

The creation of Credicorp's holding company structure has consolidated all private banking functions in ASHC. Private banking is a particularly stable business with low overall credit risk and consistent fee-based income. Since most of ASHC's assets are denominated in dollars, furthermore, it also serves Credicorp as an important source of protection against volatility in the Peruvian nuevo sol.

PPS's main insurance line is property and casualty, which has become less lucrative in Peru due to rising competitive pressures. There is tremendous growth potential for life and residential insurance, though: current penetration rates are only about 1% and 2-3% of the population for life and residential, respectively. The requirement that participants in private pension plans hold life annuity policies also will help to boost penetration. An aggressive plan to cross-sell PPS products to customers of BCP may generate significant additional growth.

OUTLOOK

As we discussed earlier, a notable feature of activity in Latin American equity markets so far in 1997 has been the outperformance of large-capitalization stocks. This has been driven in part by global institutional fund flows into the region, but increasingly by local individual investors eager to jump on the bull trend. We consider this environment unlikely to persist, especially as relative value is created in second-tier stocks.

Looking further ahead, it is difficult to overstate our optimism about Latin equities generally. Throughout the region's markets, we see a potent mixture of economic reforms, improving macroeconomic conditions and increasing inflows of global liquidity. We believe that this mixture will remain in place for some time to come. Patient, long-term investment in Latin equities should produce very favorable results.

I appreciate your interest in the Fund, and would be pleased to respond to your questions or comments.

Sincerely yours,

            [SIGNATURE]
Richard W. Watt
President and Chief Investment Officer*

--------------------------------------------------------------------------------
   6

 LETTER TO SHAREHOLDERS

I wish to remind shareholders whose shares are registered in their own names that they automatically participate in the Fund's dividend reinvestment program. The automatic Dividend Reinvestment Plan (the "Plan") can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact that party for details about participating in the Plan. The Fund also offers shareholders a voluntary Cash Purchase Plan. The Plan and the Cash Purchase Plan are described on pages 26 and 27 of this report.

--------------------------------------------------------------------------------
* Richard W. Watt, who is a Managing Director of BEA Associates, is primarily responsible for management of the Fund's assets. Mr. Watt has served the Fund in such capacity since January 1, 1997. He joined BEA Associates on August 2, 1995. Mr. Watt was formerly associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. In this capacity, he led a team of four portfolio managers and was manager of a closed-end Latin American fund focusing on smaller companies. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is a Director, President, and Chief Investment Officer of the Fund. He also is a Director, President and Chief Investment Officer of The Brazilian Equity Fund, Inc., The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc. and The Portugal Fund, Inc.

Peter Wilby, of Salomon Brothers Asset Management Inc. ("SBAM") is responsible for managing the Fund's sovereign debt portfolio. Mr. Wilby, who joined SBAM in 1989, is a Senior Portfolio Manager responsible for SBAM's portfolios which invest in high yield sovereign debt and high yield corporate securities. Prior to that time, Mr. Wilby managed high yield bonds and leveraged equities in mutual funds and institutional portfolios for Prudential Capital Management Group ("Prudential"). He had previously served as director of Prudential's credit research unit and as a corporate and sovereign credit analyst with Prudential. Mr. Wilby is a Chartered Financial Analyst and a Certified Public Accountant.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE LATIN AMERICA INVESTMENT FUND, INC.

PORTFOLIO SUMMARY - AS OF JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
 GEOGRAPHIC ASSET BREAKDOWN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AS A PERCENT OF NET ASSETS

                                   30-Jun-97   31-Dec-96
Argentina                              6.67%       5.84%
Brazil                                36.41%      29.53%
Chile                                 13.90%      23.89%
Colombia                               2.62%       3.69%
Ecuador                                0.45%       1.40%
Latin America                          1.02%       1.23%
Mexico                                23.80%      21.31%
Panama                                 0.75%       0.46%
Peru                                   7.55%       5.34%
Puerto Rico                            0.44%       0.61%
Venezuela                              6.14%       1.13%
Other                                  0.25%       5.61%

 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AS A PERCENT OF NET ASSETS

                                   30-Jun-97   31-Dec-96
Banking                                4.98%       5.55%
Cement                                 5.94%       7.30%
Electric Distribution                  3.10%       5.30%
Electric Generation                    2.98%       2.83%
Engineering & Construction             2.54%       1.87%
Financial Services                     5.26%       3.49%
Food & Beverages                       9.15%       9.58%
Holding Companies                      2.83%       4.29%
Paper Products                         2.10%       1.41%
Oil & Natural Gas                      5.41%       3.06%
Retail                                 3.51%       2.79%
Steel                                  0.43%       3.54%
Telecommunications                    16.40%      11.96%
Textiles                               2.94%       2.39%
Utilities                             12.58%       6.73%
Fixed or Floating Rate
Investments                            9.51%       2.70%
Other                                 10.07%      15.07%
Cash & Cash Equivalents                0.27%      10.14%

--------------------------------------------------------------------------------
   8

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

PORTFOLIO SUMMARY - AS OF JUNE 30, 1997 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
 TOP 10 HOLDINGS, BY ISSUER

                                                                                                               Percent of Net
           Holding                                                          Sector                  Country        Assets
-----------------------------------------------------------------------------------------------------------------------------
       1.  Companhia Paulista de Forca e Luz                               Utilities                Brazil            5.4
-----------------------------------------------------------------------------------------------------------------------------
       2.  Telecomunicacoes Brasileiras S.A.                          Telecommunications            Brazil            3.5
-----------------------------------------------------------------------------------------------------------------------------
       3.  Companhia Paranaense de Energia                                 Utilities                Brazil            3.4
-----------------------------------------------------------------------------------------------------------------------------
       4.  Cementos Mexicanos, S.A. de C.V.                                 Cement                  Mexico            3.2
-----------------------------------------------------------------------------------------------------------------------------
       5.  Telecomunicacoes de Sao Paulo S.A.                         Telecommunications            Brazil            3.0
-----------------------------------------------------------------------------------------------------------------------------
       6.  Petroleo Brasileiro S.A.                                    Oil & Natural Gas            Brazil            2.9
-----------------------------------------------------------------------------------------------------------------------------
       7.  Grupo Financiero Banamex Accival, S.A. de C.V.             Financial Services            Mexico            2.3
-----------------------------------------------------------------------------------------------------------------------------
       8.  Corporacion Industrial SanLuis, S.A. de C.V.                Holding Companies            Mexico            2.2
-----------------------------------------------------------------------------------------------------------------------------
       9.  Federal Republic of Brazil                               Fixed or Floating Rate
                                                                          Investments               Brazil            2.2
-----------------------------------------------------------------------------------------------------------------------------
      10.  Republic of Argentina                                    Fixed or Floating Rate
                                                                          Investments              Argentina          2.2
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS - JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                               Par          Value
Description                                   (000)       (Note A)
--------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-90.22%
 ARGENTINA-4.50%
 FINANCIAL SERVICES-1.97%
Inversiones y Representaciones S.A.,
 Convertible Bond, 4.50%, 08/02/03++....    USD   3,100  $ 3,580,500
                                                         -----------
 OIL & NATURAL GAS-2.53%

                                             No. of
                                             Shares
                                          -------------
Camuzzi Argentina S.A.*+................      1,536,387    2,922,899
Sodigas del Sur S.A.*...................        421,485      782,592
Sodigas Pampeana S.A.*..................        583,264      886,935
                                                         -----------
                                                           4,592,426
                                                         -----------
 RETAIL-0.00%
Domec S.A., Class B+....................            574        1,981
                                                         -----------
 TELECOMMUNICATIONS-0.00%
Argentine Cellular Communications
 Holdings Ltd.*+........................        247,262            0
                                                         -----------
TOTAL ARGENTINA (Cost $8,886,099)......................    8,174,907
                                                         -----------
 BRAZIL-34.23%
 BANKING-2.14%
Banco do Brasil S.A., Warrants (expiring
 06/30/01)+.............................     11,877,000       38,614
Banco do Brasil S.A., Warrants (expiring
 06/30/06)+.............................     17,815,500       49,812
Banco do Brasil S.A., Warrants (expiring
 06/30/11)+.............................     29,692,500       82,743
Uniao de Bancos
 Brasileiros S.A. GDR+..................         99,880    3,708,045
                                                         -----------
                                                           3,879,214
                                                         -----------
 BUSINESS SERVICES-0.45%
Multibras da Amazonia S.A. PN...........        797,315      822,089
                                                         -----------
 CONSUMER GOODS-0.60%
Dixie Toga S.A. PN......................        741,270      399,365
Electrolux do Brasil S.A. PN............    375,496,000      596,441
                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 CONSUMER GOODS (CONTINUED)
Tec Toy Industria de Brinquedos S.A.
 PN+....................................    369,591,000  $    99,560
                                                         -----------
                                                           1,095,366
                                                         -----------
 ELECTRIC DISTRIBUTION-1.04%
Centrais Eletricas de Santa Catarina
 S.A., PN Class B.......................      1,264,135    1,878,794
                                                         -----------
 FOOD & BEVERAGES-2.75%
Companhia Cervejaria Brahma PN..........      2,817,073    2,145,743
Santista Alimentos S.A. ON..............      1,334,000    2,850,030
                                                         -----------
                                                           4,995,773
                                                         -----------
 MANUFACTURING-0.26%
Continental 2001 S.A. PN................     31,976,978      475,251
                                                         -----------
 OIL & NATURAL GAS-2.88%
Petroleo Brasileiro S.A. PN.............     18,813,000    5,225,280
                                                         -----------
 TELECOMMUNICATIONS-9.09%
Telecomunicacoes Brasileiras S.A. ADR
 PN.....................................         41,290    6,265,757
Telecomunicacoes de Minas Gerais S.A.
 PNB....................................     10,092,297    1,785,874
Telecomunicacoes de Minas Gerais S.A.,
 PNB Receipts+..........................        125,178       22,151
Telecomunicacoes de Sao Paulo S.A. PN...     16,182,731    5,291,274
Telecomunicacoes de Sao Paulo S.A., PN
 Receipts+..............................        207,238       67,761
Telecomunicacoes do Parana S.A. ON......        641,572      429,085
Telecomunicacoes do Parana S.A. PN,
 Rights (expiring 06/24/97)+............        106,869        2,978
Telecomunicacoes do Rio de Janeiro S.A.
 PN.....................................     15,284,000    2,356,736
Telecomunicacoes do Rio de Janeiro S.A.,
 PN Receipts+...........................      1,812,060      279,413
                                                         -----------
                                                          16,501,029
                                                         -----------

--------------------------------------------------------------------------------
   10

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 TEXTILES-2.94%
Companhia Tecidos Norte de Minas S.A.
 PN(13).................................      8,463,800  $ 3,302,026
Wentex Textil S.A. PN...................        467,000    2,038,828
                                                         -----------
                                                           5,340,854
                                                         -----------
 UTILITIES-12.08%
Companhia Energetica de Minas Gerais
 PN.....................................     75,415,064    3,887,916
Companhia Paranaense de Energia PNB.....    334,512,000    6,214,519
Companhia Paulista de Forca e Luz ON....     57,977,540    9,747,745
Light Participacoes, S.A................      5,235,300    2,086,242
                                                         -----------
                                                          21,936,422
                                                         -----------
TOTAL BRAZIL (Cost $44,814,451)........................   62,150,072
                                                         -----------
 CHILE-13.88%
 AGRICULTURE-0.00%
Inversiones Siemel S.A., Class A+.......         16,416        3,351
                                                         -----------
 BANKING-0.30%
Banco de Credito e Inversiones..........         72,752      541,861
                                                         -----------
 CONSUMER DURABLES-0.26%
Empresas Almacenes Paris................        441,229      466,292
                                                         -----------
 CONSUMER GOODS-0.35%
Compania Tecno Industrial S.A...........     21,643,485      637,322
                                                         -----------
 ELECTRIC DISTRIBUTION-1.06%
Compania General de Electricidad S.A....         74,000      305,704
Empresas Emel S.A.(14)..................         25,193      584,821
Sociedad Austral de Electricidad S.A....         38,500    1,035,667
                                                         -----------
                                                           1,926,192
                                                         -----------
 ELECTRIC GENERATION-1.63%
Chilgener S.A...........................      1,189,864      480,118
Chilgener S.A., Rights (expiring
 07/22/97)+.............................        392,557       16,029
Empresa Electrica Pilmaiquen S.A........        112,686      100,141
                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 ELECTRIC GENERATION (CONTINUED)
Empresa Nacional de Electricidad S.A....      1,664,710  $ 1,239,486
Enersis S.A.............................      1,640,000    1,130,491
                                                         -----------
                                                           2,966,265
                                                         -----------
 ENGINEERING & CONSTRUCTION-0.29%
Besalco S.A.............................         66,469      395,924
Maderas y Sinteticos Sociedad Anonima
 ADR....................................          7,520      125,020
                                                         -----------
                                                             520,944
                                                         -----------
 FERTILIZER-0.73%
Sociedad Quimica y Minera de Chile S.A.,
 Class A................................        170,191      919,730
Sociedad Quimica y Minera de Chile S.A.,
 Class B................................         64,814      415,644
                                                         -----------
                                                           1,335,374
                                                         -----------
 FINANCIAL SERVICES-0.10%
Antarchile S.A., Class A................         42,465      173,389
                                                         -----------
 FISHERY-0.14%
Pesquera Itata S.A......................      1,204,818      245,970
                                                         -----------
 FOOD & BEVERAGES-1.34%
Embotelladora Andina S.A., Series A.....        150,003      513,400
Embotelladora Andina S.A., Series B.....        150,003      497,188
Embotelladora Polar S.A.................      1,107,285    1,303,158
Empresas Santa Carolina S.A., Series
 A......................................        182,729      105,332
Jugos Concentrados S.A..................        451,025       13,541
                                                         -----------
                                                           2,432,619
                                                         -----------
 FORESTRY-1.24%
Compania Chilena de Fosforos S.A........         75,432      217,409
Compania de Petreoleos de Chile S.A.....        196,029    1,007,571
Compania Manufacturera de Papeles y
 Cartones S.A...........................         51,504      643,259

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 FORESTRY (CONTINUED)
Forestal Terranova S.A..................        394,366  $   378,879
                                                         -----------
                                                           2,247,118
                                                         -----------
 HEALTH CARE-0.27%
Banmedica S.A...........................      1,122,599      485,332
                                                         -----------
 INSURANCE-0.10%
Compania de Seguros La Prevision Vida
 S.A....................................        188,348      189,999
                                                         -----------
 MINING-1.27%
Antofagasta Holdings P.L.C..............        213,500    1,634,902
Empresa Minera de Mantos Blancos S.A....        199,302      612,721
Sociedad Punta del Cobre S.A., Class
 A......................................            461       53,148
                                                         -----------
                                                           2,300,771
                                                         -----------
 PACKAGING-0.08%
Envases del Pacifico S.A.(15)...........        282,510      145,886
                                                         -----------
 PHARMACEUTICALS-0.84%
Laboratorio Chile S.A...................      1,107,125    1,528,995
                                                         -----------
 RETAIL-0.53%
Santa Isabel S.A........................        208,642      430,965
Sociedad Anonima Comercial e Industrial
 Falabella..............................        438,743      526,892
                                                         -----------
                                                             957,857
                                                         -----------
 STEEL-0.43%
Compania de Aceros del Pacifico S.A.....        270,555      786,289
                                                         -----------
 TELECOMMUNICATIONS-2.08%
Compania de Telecomunicaciones de Chile
 S.A. ADR...............................         43,000    1,419,000
Compania de Telecomunicaciones de Chile
 S.A., Class A..........................        170,317    1,358,118
                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 TELECOMMUNICATIONS (CONTINUED)
Compania de Telecomunicaciones de Chile
 S.A., Class B..........................        146,000  $ 1,002,906
                                                         -----------
                                                           3,780,024
                                                         -----------
 UTILITIES-0.50%
Compania de Consumidores de Gas de
 Santiago S.A...........................        131,593      556,272
Empresa Metropolitana de Obras Santinas
 S.A....................................      1,239,254      355,688
                                                         -----------
                                                             911,960
                                                         -----------
 WHOLESALE-0.34%
Zona Franca de Iquique S.A..............      1,153,465      617,804
                                                         -----------
TOTAL CHILE (Cost $12,727,932).........................   25,201,614
                                                         -----------
 COLOMBIA-2.62%
 BANKING-2.19%
Banco de Bogota.........................              9           56
                                            Par (000)
                                          -------------
Banco de Colombia S.A., Senior
 Subordinated Convertible Note, 5.20%,
 02/01/99++.............................    USD   1,270    1,219,200
                                             No. of
                                             Shares
                                          -------------
Banco Ganadero S.A., Preferred C ADR....         47,100    1,230,488
Banco Industrial Colombiano S.A. ADR....         85,200    1,533,600
                                                         -----------
                                                           3,983,344
                                                         -----------
 CEMENT-0.43%
Cementos Diamante S.A. ADS++............         59,909      782,561
                                                         -----------
TOTAL COLOMBIA (Cost $4,413,006).......................    4,765,905
                                                         -----------
 LATIN AMERICA-1.02%
 TELECOMMUNICATIONS-1.02%
International Wireless Communications,
 Inc., Series D*+.......................          4,660    1,747,500

--------------------------------------------------------------------------------
   12

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 TELECOMMUNICATIONS (CONTINUED)
International Wireless Communications,
 Inc., Series F*+.......................            271  $   101,625
International Wireless Communications,
 Inc., Warrants (expiring 12/31/98)*+...             16          300
                                                         -----------
TOTAL LATIN AMERICA (Cost $1,328,894)..................    1,849,425
                                                         -----------
 MEXICO-22.21%
 BROADCAST, RADIO & TELEVISION-1.51%
Grupo Televisa S.A. GDR+,++.............         90,400    2,745,900
                                                         -----------
 CEMENT-4.11%
Cementos Apasco, S.A. de C.V............        242,300    1,738,120
Cementos Mexicanos, S.A. de C.V., Class
 B......................................        417,000    2,030,946
Cementos Mexicanos, S.A. de C.V. CPO....        850,000    3,690,536
                                                         -----------
                                                           7,459,602
                                                         -----------
 ENGINEERING & CONSTRUCTION-2.25%
Corporacion GEO,
 S.A. de C.V. ADR+,++...................         76,900    1,768,700
Corporacion GEO,
 S.A. de C.V., Series B+................         75,640      435,982
Empresas ICA Sociedad Controladora,
 S.A. de C.V. ADR.......................        116,670    1,874,012
                                                         -----------
                                                           4,078,694
                                                         -----------
 FINANCIAL SERVICES-2.29%
Grupo Financiero Banamex Accival, S.A.
 de C.V.+...............................      1,620,100    4,159,330
                                                         -----------
 FOOD & BEVERAGES-3.09%
Fomento Economico Mexicano, S.A. de
 C.V., Class B..........................        438,800    2,612,036
Panamerican Beverages, Inc., Class A....         91,141    2,996,260
                                                         -----------
                                                           5,608,296
                                                         -----------
                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 HOLDING COMPANIES-2.83%
Corporacion Industrial SanLuis, S.A. de
 C.V. CPO...............................        537,354  $ 3,983,155
Grupo Carso, S.A. de C.V., Class A1.....        166,500    1,162,944
                                                         -----------
                                                           5,146,099
                                                         -----------
 PAPER PRODUCTS-2.10%
Kimberly-Clark de Mexico, S.A. de C.V.,
 Class A................................        948,280    3,818,898
                                                         -----------
 RETAIL-2.98%
Controladora Comercial Mexicana, S.A. de
 C.V. GDR...............................        137,625    2,546,063
Grupo Elektra,
 S.A. de C.V. CPO.......................        261,495    2,863,084
                                                         -----------
                                                           5,409,147
                                                         -----------
 TOBACCO-1.05%
Empresas La Moderna,
 S.A. de C.V.+..........................        357,400    1,900,346
                                                         -----------
TOTAL MEXICO (Cost $32,440,995)........................   40,326,312
                                                         -----------
 PERU-7.03%
 BANKING-0.35%
Banco Wiese Ltd. ADR....................         98,655      641,258
                                                         -----------
 CEMENT-1.40%
Cementos Lima S.A.++....................        126,243    2,541,518
                                                         -----------
 ELECTRIC DISTRIBUTION-1.00%
Ontario-Quinta A.V.V.*..................      1,434,000    1,819,846
                                                         -----------
 FINANCIAL SERVICES-0.90%
Credicorp Limited.......................         73,960    1,627,120
                                                         -----------
 FOOD & BEVERAGES-0.88%
Cerveceria Backus & Johnston S.A........      1,542,643    1,605,163
                                                         -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 MINING-0.58%
Southern Peru Copper Corporation ADR....         53,600  $ 1,045,200
                                                         -----------
 TELECOMMUNICATIONS-1.92%
Telefonica del Peru S.A. ADR............        132,800    3,477,700
                                                         -----------
TOTAL PERU (Cost $10,142,975)..........................   12,757,805
                                                         -----------
 PUERTO RICO-0.44%
 TELECOMMUNICATIONS-0.44%
CoreComm Inc.+ (Cost $800,940)..........         46,100      795,225
                                                         -----------
 VENEZUELA-4.29%
 CEMENT-0.00%
C.A. Venezolana de Cementos S.A.C.A.,
 Class 1................................            117          397
C.A. Venezolana de Cementos S.A.C.A.,
 Class 2................................              7           23
                                                         -----------
                                                                 420
                                                         -----------
 ELECTRIC GENERATION-1.35%
C.A. La Electricidad de Caracas,
 SAICA-SACA.............................      1,531,734    2,454,116
                                                         -----------
 FOOD & BEVERAGES-1.09%
Mavesa S.A. ADR++.......................        194,566    1,969,981
                                                         -----------
 TELECOMMUNICATIONS-1.85%
Compania Anonima Nacional Telefonos de
 Venezuela ADR..........................         61,693    2,660,511
Venworld Telecommunications+=/ =........         40,140      691,612
                                                         -----------
                                                           3,352,123
                                                         -----------
TOTAL VENEZUELA (Cost $6,079,774)......................    7,776,640
                                                         -----------
TOTAL EQUITY OR EQUITY-LINKED SECURITIES (Cost
 $121,635,066).........................................  163,797,905
                                                         -----------
                                               Par          Value
Description                                   (000)       (Note A)
--------------------------------------------------------------------
 FIXED OR FLOATING RATE INVESTMENTS-9.51%
 ARGENTINA-2.17%
Republic of Argentina, 11.75%,
 02/12/07...............................    ARS     750  $   838,255
Republic of Argentina, Bocon, Pre 4 FRB,
 5.6953%, 09/01/02(1)(4)(8).............     USD    622      589,750
Republic of Argentina FRB, 6.75%,
 03/31/05(2)(7)(8)......................          1,940    1,823,600
Republic of Argentina, Par Bond, Series
 L-GP, 5.50%, 03/31/23(7)(11)...........          1,000      692,500
                                                         -----------
TOTAL ARGENTINA (Cost $3,816,245)......................    3,944,105
                                                         -----------
 BRAZIL-2.18%
Federal Republic of Brazil,
 Capitalization Bond VRB, 8.00%,
 04/15/14(1)(7)(8)......................          2,942    2,368,074
Federal Republic of Brazil, Debt
 Conversion Bond, Series L FRB, 6.9375%,
 04/15/12(3)(7)(8)......................          1,750    1,445,937
Federal Republic of Brazil, Global Bond,
 10.125%, 05/15/27......................            150      145,050
                                                         -----------
TOTAL BRAZIL (Cost $3,871,066).........................    3,959,061
                                                         -----------
 ECUADOR-0.45%
Republic of Ecuador, Past Due Interest
 Bond, Global Bearer FRB, 6.4375%,
 02/27/15(1)(2)(7)(8) (Cost $725,184)...          1,269      821,664
                                                         -----------
 MEXICO-1.59%
Mexican Udibonos, 6.00%, 02/14/02(6)....     MXN  3,277      411,439
United Mexican States, Discount Bond,
 Series D FRB, 6.8125%,
 12/31/19(2)(7)(9)......................     USD    500      465,313

--------------------------------------------------------------------------------
   14

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                               Par          Value
Description                                   (000)       (Note A)
--------------------------------------------------------------------
 MEXICO (CONTINUED)
United Mexican States, Global Bond,
 11.50%, 05/15/26.......................    USD   1,750  $ 2,003,313
                                                         -----------
TOTAL MEXICO (Cost $2,772,898).........................    2,880,065
                                                         -----------
 PANAMA-0.75%
The Republic of Panama, Interest
 Reduction Bond VRB, 3.50%,
 07/17/14(5)(7)(8)......................            600      463,500
The Republic of Panama, Past Due
 Interest Bond FRB, 6.5625%,
 07/17/16(1)(2)(7)(8)...................          1,014      891,105
                                                         -----------
TOTAL PANAMA (Cost $1,328,172).........................    1,354,605
                                                         -----------
 PERU-0.52%
The Republic of Peru, Front Loaded
 Interest Reduction Bond VRB, 3.25%,
 03/07/17(5)(7)(8)......................            500      300,000
The Republic of Peru, Past Due Interest
 Bond VRB, 4.00%, 03/07/17++(5)(7)(8)...          1,000      649,375
                                                         -----------
TOTAL PERU (Cost $923,252).............................      949,375
                                                         -----------
 VENEZUELA-1.85%
Republic of Venezuela, Debt Conversion
 Bond, Series DL FRB, 6.75%,
 12/18/07(3)(7)(8)......................          1,000      928,125
Republic of Venezuela, Front Loaded
 Interest Reduction Bond, Series A VRB,
 6.75%, 03/31/07(3)(7)(8)...............            714      666,071
Republic of Venezuela, Par Bond, Series
 W-A, 6.75%, 03/31/20(7)(10)............            250      196,875
Republic of Venezuela, Par Bond, Series
 X-B, 6.75%, 03/31/20(7)(12)............          2,000    1,575,000
                                                         -----------
TOTAL VENEZUELA (Cost $3,264,156)......................    3,366,071
                                                         -----------
TOTAL FIXED OR FLOATING RATE INVESTMENTS (Cost
 $16,700,973)..........................................   17,274,946
                                                         -----------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 SHORT-TERM INVESTMENT-0.02%
 CHILEAN MUTUAL FUND-0.02%
Fondo Mutuo Security Check (Cost
 $29,434)...............................          6,800  $    29,622
                                                         -----------

TOTAL INVESTMENTS-99.75%
 (Cost $138,365,473) (Notes A,D).......................  181,102,473
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES-0.25%...
                                                             446,756
                                                         -----------
NET ASSETS-100.00%.....................................  $181,549,229
                                                         -----------
                                                         -----------
---------------------------------------------------------
*          Not readily marketable security.
+          Security is non-income producing.
++         SEC Rule 144A security. Such securities are traded
           only among "qualified institutional buyers."
=/=        Restricted security (See Note F).
(1)        Payment-in-kind; of which all or a portion of the
           coupon is being capitalized at periodic intervals.
(2)        Adjustable rate; rate resets based on 6-month London
           Interbank Offered Rate ("LIBOR") plus 0.8125%.
(3)        Adjustable rate; rate resets based on 6-month LIBOR
           plus 0.875%.
(4)        Adjustable rate; rate resets based on 1-month U.S.
           Dollar LIBOR flat.
(5)        Variable rate coupon; coupon varies at periodic
           intervals.
(6)        Coupon is linked to the Consumer Price Index.
(7)        Brady Bond.
(8)        Pro-rata sinking fund has been established.
(9)        With an additional 769,000 value recovery rights
           attached, expiring 06/30/03, with no market value.
(10)       With an additional 1,250 oil obligation certificates
           attached, expiring 04/15/20, with no market value.
(11)       Step-up coupon; coupon increases at periodic
           intervals.
(12)       With an additional 10,000 oil obligation
           certificates attached, expiring 04/15/20, with no
           market value.
(13)       With an additional 8,463,800 shares of Encorpar PN
           attached, with no market value.
(14)       With an additional 8,928 rights attached, expiring
           07/20/97, with no market value.
(15)       With an additional 87,942 rights attached, expiring
           07/02/97, with no market value.
ADR        American Depositary Receipts.
ADS        American Depositary Shares.
ARS        Argentine Pesos.
CPO        Ordinary Participation Certificates.
FRB        Floating Rate Bond.
GDR        Global Depositary Receipts.
ON         Ordinary Shares.
MXN        Mexican Pesos.
PN         Preferred Shares.
PNB        Preferred Shares, Class B.
USD        United States Dollars.
VRB        Variable Rate Bond.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE LATIN AMERICA INVESTMENT FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost
 $138,365,473) (Note A).................     $181,102,473
Cash (including $253,194 of foreign
 currencies with a cost of $255,099)
 (Note A)...............................          629,793
Receivables:
  Investments sold......................        1,782,240
  Interest..............................          403,604
  Dividends.............................          267,931
Prepaid expenses and other assets.......           38,172
                                             ------------
Total Assets............................      184,224,213
                                             ------------

 LIABILITIES
Payables:
  Loan (Note E).........................        1,500,000
  Investments purchased.................          291,854
  Advisory fees (Note B)................          454,932
  Administration fees (Note B)..........           55,200
  Other accrued expenses................          372,998
                                             ------------
Total Liabilities.......................        2,674,984
                                             ------------
NET ASSETS (applicable to 7,867,385
 shares of common stock outstanding)
 (Note C)...............................     $181,549,229
                                             ------------
                                             ------------

NET ASSET VALUE PER SHARE ($181,549,229
  DIVIDED BY 7,867,385).................           $23.08
                                             ------------
                                             ------------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 7,867,385 shares issued and outstanding
 (100,000,000 shares authorized)........     $      7,867
Paid-in capital.........................      130,694,372
Undistributed net investment income.....        2,526,222
Accumulated net realized gain on
 investments and foreign currency
 related transactions...................        5,596,368
Net unrealized appreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currencies.....................       42,724,400
                                             ------------
Net assets applicable to shares
 outstanding............................     $181,549,229
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   16

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................     $ 2,628,327
  Interest..............................         871,118
  Less: Foreign taxes withheld..........         (64,874)
                                             -----------
  Total Investment Income...............       3,434,571
                                             -----------
Expenses:
  Investment advisory fees (Note B).....         984,296
  Custodian fees........................         154,268
  Administration fees (Note B)..........         124,823
  Printing..............................          45,621
  Audit and legal fees..................          38,680
  Accounting fees.......................          33,025
  Directors' fees.......................          19,836
  Transfer agent fees...................          19,345
  Insurance.............................          10,583
  NYSE listing fees.....................           8,018
  Other.................................           9,824
  Brazilian taxes (Note A)..............          95,273
  Chilean repatriation taxes (Note A)...       1,074,021
                                             -----------
  Total Expenses........................       2,617,613
  Less: Fee waivers (Note B)............         (98,308)
                                             -----------
    Net Expenses........................       2,519,305
                                             -----------
  Net Investment Income.................         915,266
                                             -----------

 NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized gain/(loss) from:
  Investments...........................      11,051,739
  Foreign currency related
   transactions.........................        (196,833)
Net change in unrealized appreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currencies......      19,759,331
                                             -----------
Net realized and unrealized gain on
 investments and foreign currency
 related transactions...................      30,614,237
                                             -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................     $31,529,503
                                             -----------
                                             -----------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                             For the Six Months         For the Year
                                             Ended June 30, 1997            Ended
                                                 (unaudited)          December 31, 1996
                                             ------------------------------------------

 INCREASE IN NET ASSETS
Operations:
  Net investment income.................        $    915,266            $  2,186,181
  Net realized gain on investments and
   foreign currency related
   transactions.........................          10,854,906               1,861,631
  Net change in unrealized appreciation
   in value of investments and
   translation of other assets and
   liabilities denominated in foreign
   currencies...........................          19,759,331              13,367,921
                                             -------------------      -----------------
    Net increase in net assets resulting
     from operations....................          31,529,503              17,415,733
                                             -------------------      -----------------
Dividends and distributions to
 shareholders:
  Net investment income.................                  --              (1,788,940)
  Net realized gain on foreign currency
   related transactions.................                  --                 (19,059)
                                             -------------------      -----------------
    Total dividends and distributions to
     shareholders.......................                  --              (1,807,999)
                                             -------------------      -----------------
Capital share transactions (Note C):
  Proceeds from 773 shares and 6,613
   shares, respectively, issued in
   reinvestment of dividends............              13,137                 109,111
                                             -------------------      -----------------
    Total increase in net assets........          31,542,640              15,716,845
                                             -------------------      -----------------

 NET ASSETS
Beginning of period.....................         150,006,589             134,289,744
                                             -------------------      -----------------
End of period (including undistributed
 net investment income of $2,526,222 and
 $1,610,956, respectively)..............        $181,549,229            $150,006,589
                                             -------------------      -----------------
                                             -------------------      -----------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   18

--------------------------------------------------------------------------------

THE LATIN AMERICA INVESTMENT FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                                                                    For the
                                                                                                                     Period
                                                                                                                   August 1,
                                 For the Six                                                                         1990*
                                Months Ended                    For the Years Ended December 31,                    through
                                June 30, 1997    ---------------------------------------------------------------  December 31,
                                 (unaudited)       1996       1995      1994+       1993       1992       1991        1990
                                ----------------------------------------------------------------------------------------------
 PER SHARE OPERATING
 PERFORMANCE
Net asset value, beginning of
 period.......................    $19.07           $17.09     $20.18     $25.73     $25.36     $26.05     $14.24    $13.64**
                                -------------    --------   --------   --------   --------   --------   --------  ------------
Net investment income.........      0.12             0.28       0.19       0.09       0.08       0.24       0.61      0.29
Net realized and unrealized
 gain/(loss) on investments
 and foreign currency related
 transactions.................      3.89             1.93      (3.09)      1.29      10.18       1.51      14.66      0.58
                                -------------    --------   --------   --------   --------   --------   --------  ------------
Net increase/(decrease) in net
 assets resulting from
 operations...................      4.01             2.21      (2.90)      1.38      10.26       1.75      15.27      0.87
                                -------------    --------   --------   --------   --------   --------   --------  ------------
Dividends and distributions to
 shareholders:
  Net investment income.......        --            (0.23)        --      (0.07)     (0.22)        --      (0.63)    (0.27)
  Net realized gain on
   investments and foreign
   currency related
   transactions...............        --               --      (0.19)     (4.33)     (8.61)     (2.44)     (2.83)       --
  In excess of net realized
   gains......................        --               --         --         --      (0.04)        --         --        --
                                -------------    --------   --------   --------   --------   --------   --------  ------------
Total dividends and
 distributions to
 shareholders.................        --            (0.23)     (0.19)     (4.40)     (8.87)     (2.44)     (3.46)    (0.27)
                                -------------    --------   --------   --------   --------   --------   --------  ------------
Dilution due to capital share
 rights offering..............        --               --         --      (2.53)     (1.02)        --         --        --
                                -------------    --------   --------   --------   --------   --------   --------  ------------
Net asset value, end of
 period.......................    $23.08           $19.07     $17.09     $20.18     $25.73     $25.36     $26.05    $14.24
                                -------------    --------   --------   --------   --------   --------   --------  ------------
                                -------------    --------   --------   --------   --------   --------   --------  ------------
Market value, end of period...   $19.500          $15.750    $14.750    $18.750    $31.500    $24.375    $26.500   $11.125
                                -------------    --------   --------   --------   --------   --------   --------  ------------
                                -------------    --------   --------   --------   --------   --------   --------  ------------
Total investment return(a)....     23.81%            8.26%    (20.34)%   (26.63)%    89.45%      2.35%    167.96%   (18.35)%
                                -------------    --------   --------   --------   --------   --------   --------  ------------
                                -------------    --------   --------   --------   --------   --------   --------  ------------

 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000
 omitted).....................  $181,549         $150,007   $134,290   $156,673   $140,458   $102,259   $104,435   $57,081
Ratio of expenses to average
 net assets(c)................      3.08%(b)         1.70%      2.00%      2.02%      2.06%      2.61%      2.30%     3.27%(b)
Ratio of expenses to average
 net assets, excluding fee
 waivers......................      3.20%(b)         1.82%      2.12%        --         --         --         --        --
Ratio of expenses to average
 net assets, excluding
 taxes........................      1.65%(b)           --       1.78%      1.72%        --       2.31%        --        --
Ratio of net investment income
 to
 average net assets...........      1.12%(b)         1.47%      1.10%      0.63%      1.45%      1.15%      2.85%     5.10%(b)
Portfolio turnover rate.......     57.83%           50.21%     38.71%     77.81%     70.17%     55.40%     82.39%    52.49%
Average commission rate per
 share(d).....................   $0.0001          $0.0001         --         --         --         --         --        --

---------------------------------------------------------------------------
*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.31 per share.
+    Based on average shares outstanding.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b)  Annualized.
(c) Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers and inclusive of taxes.
(d) Disclosure is required for fiscal years beginning on or after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments subject to such commissions during the period.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE LATIN AMERICA INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

 NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Latin America Investment Fund, Inc. (the "Fund") was incorporated in Maryland on April 17, 1990 and commenced investment operations on August 1, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price or lacking any sales, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of non-publicly traded securities. At June 30, 1997, the Fund held 4.93% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $9,393,301 and fair value of $8,953,309. The net asset value per share of the Fund is calculated weekly, at the end of each month and at any other times determined by the Board of Directors.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At June 30, 1997, the interest rate was 4.9375% which resets on a daily basis. Amounts on deposit are generally available on the same business day.
INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

At December 31, 1996, the Fund had a capital loss carryover of $5,235,534 which expires in 2003.

Income received by the Fund from sources within Latin America may be subject to withholding and other taxes imposed by Latin American countries. Also, certain Latin American countries impose taxes on funds remitted or repatriated from such countries.

The Fund is subject to a 10% Chilean repatriation tax with respect to all remittances from Chile in excess of original invested capital. For the six months ended June 30, 1997, the Fund incurred $1,074,021 of such taxes.

Effective January 23, 1997, Brazil imposes a 0.20% CONTRIBUCAO SOBRE MOVIMENTACAO FINANCIERA ("CPMF") tax that applies to most debit transactions carried out by financial institutions. Stock exchange

--------------------------------------------------------------------------------
   20

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
transactions are not affected by this tax. For the six months ended June 30, 1997, the Fund incurred $95,273 of such taxes.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and U.S. federal income tax reporting purposes.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The Latin American securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the major securities exchange are held by a small number of investors. This may limit the number of shares for acquisition or disposition by the Fund.

The Fund, subject to local investment limitations, may invest up to 25% of its assets in non-publicly traded equity securities which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

The Fund is permitted to engage in the trading of sovereign debt of Latin American countries which involves a high degree of risk. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt. Sovereign debt in which the Fund will invest is widely considered to have a credit quality below investment grade as determined by U.S. rating agencies. As a result, sovereign debt may be regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involves major risk exposure to adverse conditions.

 NOTE B. AGREEMENTS
BEA Associates ("BEA") serves as the Fund's investment adviser, with respect to all investments other than sovereign debt. As compensation for its advisory services, BEA receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.0625% of the first $100 million of the Fund's average weekly net assets, 0.9775% of the next $50 million of the Fund's average weekly net assets and 0.8925% of amounts over $150 million. BEA has agreed to waive its portion of the advisory fee previously payable to the Fund's former sub-advisers. For the six months ended June 30, 1997, BEA earned $836,540 for advisory services, of which BEA waived $83,562. BEA also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended June 30, 1997, BEA was reimbursed $9,695 for administrative services rendered to the Fund.

Salomon Brothers Asset Management Inc. ("SBAM") serves as the Fund's investment adviser, with respect to sovereign debt. In return for its services, SBAM is paid an annual fee, calculated weekly and paid quarterly, equal to 0.1875% of the first $100 million of the Fund's average weekly net assets, 0.1725% of the next $50 million of the Fund's average weekly net assets and 0.1575% of amounts over $150 million. SBAM has agreed to waive its portion of the advisory fee previously payable to the former sub-advisers. For the six months ended June 30, 1997, advisory fees amounted to $147,756, of which $14,746 was waived by SBAM.

Celfin Servicios Financieros Limitada ("Celfin") serves as the Fund's sub-adviser with respect to Chilean investments. In return for its services, Celfin is paid a

--------------------------------------------------------------------------------
   22

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
fee, out of the advisory fees payable to BEA and SBAM, computed weekly and paid quarterly at an annual rate of 0.05% of the Fund's average weekly net assets. For the six months ended June 30, 1997, these sub-advisory fees amounted to $40,962.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the six months ended June 30, 1997, BSFM earned $75,456 for administrative services.

BEA Administration, Administradora de Fondos de Inversion de Capital Extranjero S.A. ("AFICE") serves as the Fund's Chilean administrator. For its services, AFICE is paid an annual fee by the Fund equal to the greater of 2,000 U.F.'s (approximately $65,400 at June 30, 1997) or 0.10% of the Fund's average weekly net assets invested in Chile and an annual reimbursement of out-of-pocket expenses not to exceed 500 U.F.'s. Such fees are paid by AFICE to Celfin for certain administrative services. An accounting fee is also paid to Celfin which is calculated and paid quarterly at an annual rate of 205.32 U.F.'s (approximately $6,700 at June 30, 1997). For the six months ended June 30, 1997, Celfin earned $39,672 and $3,272 for administrative and accounting services, respectively.

 NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 7,867,385 shares outstanding at June 30, 1997, BEA owned 7,169 shares.

 NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at June 30, 1997 was $138,392,870. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currencies) of $42,709,603, was composed of gross appreciation of $47,918,478 for those investments having an excess of value over cost and gross depreciation of $5,208,875 for those investments having an excess of cost over value.

For the six months ended June 30, 1997, purchases and sales of securities, other than short-term investments, were $88,518,266 and $72,580,068, respectively.

 NOTE E. CREDIT AGREEMENT

The Fund, along with 18 other U.S. regulated investment companies for which BEA serves as investment adviser, has a credit agreement with The First National Bank of Boston. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $50,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 19 funds exceed $50,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The Fund had $1,500,000 with an interest rate of 8.50% outstanding under the credit agreement at June 30, 1997. The amount outstanding under the credit agreement for the Fund averaged $66,298 with an average interest rate of 8.50% during the six months ended June 30, 1997.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

 NOTE F. RESTRICTED SECURITIES
Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value. The table below shows the number of shares held, the acquisition dates, aggregate cost, fair value as of June 30, 1997, share value of the security and percentage of net assets which the security comprises.

                                        NUMBER OF                                    FAIR VALUE      VALUE      PERCENT OF
SECURITY                                 SHARES      ACQUISITION DATES      COST     AT 06/30/97   PER SHARE    NET ASSETS
-------------------------------------  -----------  -------------------  ----------  -----------  -----------  -------------
Venworld Telecommunications                40,140    7/30/92 & 8/07/92   $  816,959   $ 691,612    $   17.23          0.38

The Fund may incur certain costs in connection with the disposition of the above security.

--------------------------------------------------------------------------------
   24

 RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 22, 1997, the annual meeting of shareholders of The Latin America Investment Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect four directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                                        FOR      WITHHELD   NON-VOTES
-----------------------------------------------------------------------------------  ----------  ---------  ----------
Dr. Enrique R. Arzac                                                                  4,971,465    156,920   2,739,000
George W. Landau                                                                      4,965,305    163,080   2,739,000
William W. Priest, Jr.                                                                4,961,866    166,519   2,739,000
Richard W. Watt                                                                       4,962,087    166,298   2,739,000

In addition to the directors re-elected at the meeting, James J. Cattano, Peter
A. Gordon, Michael Hyland and Martin M. Torino continue to serve as directors of the Fund.

(2) To ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants for the year ending December 31, 1997.

                                                                              FOR       AGAINST    ABSTAIN   NON-VOTES
                                                                           ----------  ---------  ---------  ----------
                                                                            4,969,674    112,654     46,057   2,739,000

(3) To approve an amendment to the Fund's investment restrictions to permit the Fund to issue "senior securities" to the extent permitted by the Investment Company Act of 1940, as amended.

                                                                           FOR       AGAINST     ABSTAIN   NON-VOTES
                                                                        ----------  ----------  ---------  ----------
                                                                         1,800,828   1,138,384    117,610   4,810,563

   The Fund did not receive the required votes to approve the above proposal.

(4) To approve an amendment to the Fund's Articles of Incorporation relating to the size of the Board of Directors and the removal of Directors.

                                                                            FOR       AGAINST    ABSTAIN   NON-VOTES
                                                                         ----------  ---------  ---------  ----------
                                                                          4,542,300    970,375    160,127   2,194,583

--------------------------------------------------------------------------------

 DESCRIPTION OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant to The Latin America Investment Fund, Inc.'s (the "Fund") Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless the Fund's transfer agent as the Plan Agent (the "Plan Agent"), is otherwise instructed by the shareholder in writing, to have all dividends and distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for the Fund, at the address set forth below. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's common stock registered in street name should contact the broker or nominee for details concerning participation in the Plan.

Certain distributions of cash attributable to (a) some of the dividends and interest amounts paid to the Fund and (b) certain capital gains earned by the Fund that are derived from securities of certain foreign issuers are subject to taxes payable by the Fund at the time amounts are remitted. Such taxes, if any, will be borne by the Fund and allocated to all shareholders in proportion to their interests in the Fund.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of stock from the Fund valued at the market price.

The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about February 15 and August 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately 10 days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent

--------------------------------------------------------------------------------
   26
not less than 48 hours before the payment is to be invested. A participant's tax basis in his shares acquired through his optional investment right will equal his cash payments to the Plan, including any cash payments used to pay brokerage commissions allocable to his acquired shares.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of a shareholder, such as a bank, broker or nominee, that holds shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either stock or cash. The Plan Agent's fees for the handling of reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends and capital gains distributions payable either in stock or in cash. However, each participant will be charged by the Plan Agent a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or the reinvestment of dividends and capital gains distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus obtainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made. The Fund cannot predict, therefore, whether the cost to a participant who makes a voluntary cash payment will be less than if a participant were to make an open market purchase on the Fund's common stock on his own behalf.

The receipt of dividends and distributions in stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends and distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the semiannual contribution date, in the case of voluntary cash payments, or the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent, The First National Bank of Boston, Investor Relations Department, P.O. Box 644, Mail Stop 45-02-09, Boston, Massachusetts 02102-0644 or by telephone at 1-800-730-6001.

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                                                                           27

 SUMMARY OF GENERAL INFORMATION

The Fund--The Latin America Investment Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in Latin American equity and debt securities. The Fund is managed and advised by BEA Associates ("BEA"). BEA is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. BEA manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of June 30, 1997, BEA managed approximately $31.9 billion in assets.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "LatInv" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "LatinAmFd". The Fund's New York Stock Exchange trading symbol is LAM. Weekly comparative net asset value (NAV) and market price information about The Latin America Investment Fund, Inc.'s shares are published each Sunday in The NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed End Funds."

 THE BEA GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds or a prospectus on any of the open-end mutual funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

CLOSED-END FUNDS                                              BEA ADVISOR FUNDS
SINGLE COUNTRY                                                OPEN-END MUTUAL FUNDS
The Brazilian Equity Fund, Inc. (BZL)                         BEA Emerging Markets Equity Fund
The Chile Fund, Inc. (CH)                                     BEA Global Telecommunications Fund
The First Israel Fund, Inc. (ISL)                             BEA High Yield Fund
The Indonesia Fund, Inc. (IF)                                 BEA International Equity Fund
The Portugal Fund, Inc. (PGF)

MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)
                                                              For shareholder information or a copy
FIXED INCOME                                                  of a prospectus for any of the
BEA Income Fund, Inc. (FBF)                                   open-end mutual funds please call,
BEA Strategic Income Fund, Inc. (FBI)                         1-800-401-2230.
For closed-end fund information                               Visit our website on the Internet:
please call, 1-800-293-1232.                                  http://www.beafunds.com

--------------------------------------------------------------------------------

 DIRECTORS AND CORPORATE OFFICERS

William W. Priest, Jr.          Chairman of the
                                Board of Directors

Richard W. Watt                 President, Chief Investment Officer
                                and Director
Dr. Enrique R. Arzac            Director
James J. Cattano                Director

Peter A. Gordon                 Director

Michael Hyland                  Director
George W. Landau                Director
Martin M. Torino                Director

Paul P. Stamler                 Senior Vice President

Michael A. Pignataro            Chief Financial Officer and
                                Secretary

Wendy S. Setnicka               Assistant Treasurer

 INVESTMENT ADVISERS

BEA Associates
One Citicorp Center
153 East 53rd Street
New York, NY 10022

Salomon Brothers Asset Management Inc.
7 World Trade Center
New York, NY 10048

 ADMINISTRATOR

Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

 CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

 SHAREHOLDER SERVICING AGENT

The First National Bank of Boston
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

 INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, PA 19103

 LEGAL COUNSEL

Willkie Farr & Gallagher
One Citicorp Center
153 East 53rd Street
New York, NY 10022

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of
any securities mentioned in this report.                                [LOGO]

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                                                                   3914-SAR-6/97